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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
May 16, 2016 (May 11, 2016)

HOLLYFRONTIER CORPORATION (Exact name of registrant as specified in its charter)
Delaware	001-03876	75-1056913
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described below in this Form 8-K, on May 11, 2016 at the annual meeting of stockholders (“Annual Meeting”) of HollyFrontier Corporation (“HollyFrontier”), the stockholders approved the Fifth Amendment (the “Fifth Amendment”) to the HollyFrontier Corporation Long-Term Incentive Plan (the “LTIP”) to increase the number of shares authorized for issuance thereunder by an additional 4,500,000 shares. As a result, the Fifth Amendment became effective on May 11, 2016.

A copy of the Fifth Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary is qualified in its entirety by the complete terms and conditions of the Fifth Amendment and the LTIP. A description of the material terms of the LTIP, as amended by the Fifth Amendment, was included in HollyFrontier’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 24, 2016 (the “Proxy Statement”).

Item 5.07.      Submission of Matters to a Vote of Security Holders.

On May 11, 2016, HollyFrontier held its Annual Meeting. A total of 158,957,326 shares of the Company’s common stock were present in person or by proxy at the Annual Meeting, representing approximately 90% of the Company’s shares outstanding as of the March 14, 2016 record date. The matters submitted for a vote and the related results are set forth below. A more detailed description of each proposal is set forth in the Proxy Statement.

•
Proposal 1 (Election of Directors): The stockholders elected all ten director nominees to serve until HollyFrontier’s annual meeting of stockholders in 2017, or until their earlier resignation or removal.

Nominee	For	Against	Abstain	Broker Non-Vote
Douglas Y. Bech	134,345,613	2,979,699	196,700	21,435,314
George J. Damiris	137,053,667	355,650	112,695	21,435,314
Leldon E. Echols	135,968,425	1,298,079	255,508	21,435,314
R. Kevin Hardage	136,520,566	746,086	255,360	21,435,314
Michael C. Jennings	133,247,444	4,169,139	105,429	21,435,314
Robert J. Kostelnik	136,129,061	1,094,043	298,908	21,435,314
James H. Lee	135,711,685	1,569,188	241,139	21,435,314
Franklin Myers	135,597,587	1,679,837	244,588	21,435,314
Michael E. Rose	136,641,823	678,332	201,857	21,435,314
Tommy A. Valenta	136,601,248	721,236	199,528	21,435,314

•
Proposal 2 (Advisory Vote on Compensation of Named Executive Officers): The stockholders approved on an advisory basis the compensation of HollyFrontier’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
131,194,189	6,038,882	288,941	21,435,314

•
Proposal 3 (Ratification of the Appointment of Independent Auditor): The stockholders ratified the appointment of Ernst & Young LLP as HollyFrontier’s independent registered public accounting firm for the 2016 fiscal year.

For	Against	Abstain
156,846,203	1,682,219	428,904

•	Proposal 4 (Approval of Share Increase to LTIP): The stockholders approved the Fifth Amendment to the LTIP to increase the number of shares authorized for issuance thereunder.

For	Against	Abstain	Broker Non-Votes
126,910,616	10,091,825	519,571	21,435,314

•
Proposal 5 (Approval of the Section 162(m) Material Terms of the LTIP): The stockholders approved the material terms of the LTIP, as amended by the Fifth Amendment, in accordance with the stockholder approval requirements of Section 162(m) of the Internal Revenue Code.

For	Against	Abstain	Broker Non-Votes
131,687,388	5,586,356	248,268	21,435,314

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Fifth Amendment to the HollyFrontier Corporation Long-Term Incentive Compensation Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:	/s/ Douglas S. Aron
Name:	Douglas S. Aron
Title:	Executive Vice President and Chief Financial Officer

Date:    May 16, 2016

EXHIBIT INDEX

Exhibit No.	Description
10.1	Fifth Amendment to the HollyFrontier Corporation Long-Term Incentive Compensation Plan.

1